                                                                    Exhibit 10.7

                       SIXTH AMENDMENT TO CREDIT AGREEMENT
                     AND FIRST AMENDMENT TO PLEDGE AGREEMENT

                  SIXTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO PLEDGE AGREEMENT (collectively, this "Amendment") dated as of March 30, 2001, among FAIRPOINT COMMUNICATIONS, INC. (f/k/a MJD Communications, Inc.), a Delaware corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), FIRST UNION NATIONAL BANK, as Documentation Agent (the "Documentation Agent"), BANK OF AMERICA, N.A. (f/k/a Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A. f/k/a Nationsbank, N.A. successor by merger to NATIONSBANK OF TEXAS, N.A.), as Syndication Agent (the "Syndication Agent"), BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent" and, together with the Documentation Agent and the Syndication Agent, collectively, the "Agents") and BANKERS TRUST COMPANY, as Pledgee under the Pledge Agreement referred to below (the "Pledgee"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H:
                               - - - - - - - - - -


                  WHEREAS, the Borrower, the Lenders and the Agents are parties to a Credit Agreement, dated as of March 30, 1998 (as amended, modified or supplemented to but not including the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower, various Subsidiaries of the Borrower and the Pledgee are parties to a Pledge Agreement, dated as of March 30, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Pledge Agreement"); and

                  WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement and the Pledge Agreement, in each case as herein provided;

                  NOW, THEREFORE, it is agreed:

I.       AMENDMENTS TO CREDIT AGREEMENT.

                  1. Section 1.01(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.01(a) in lieu thereof:

                  "(a) Loans under the Initial B Term Facility (each, an "Initial B Term Loan" and, collectively, the "Initial B Term Loans")
         (i) shall be made to the Borrower pursuant to one or more drawings on and after the Closing Date and prior to the Initial B Termination Date, provided that Initial B Term Loans incurred pursuant to Initial B Term Commitments created pursuant to an Initial B Term Commitment Renewal shall not be subject to the foregoing but shall be made within the time frame specified in the definition of Initial B Term Commitment Renewal, (ii) except as hereinafter provided, may, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that all Initial B Term Loans made as part of the same Borrowing shall, unless specifically provided herein, consist of Loans of the same Type and (iii) shall not exceed in aggregate principal amount for any Lender in respect of any incurrence of Initial B Term Loans the Initial B Term Commitment, if any, of such Lender as in effect immediately prior to such incurrence. Once repaid, Initial B Term Loans may not be reborrowed, provided that Initial B Term Loans may be subsequently incurred to the extent of the Initial B Term Commitments created pursuant to the Initial B Term Commitment Renewal.".

                  2. Section 1.01(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.01(b) in lieu thereof:

                  "(b) Loans under the Initial C Term Facility shall be made pursuant to the Total Initial C Term Commitment (each, an "Initial C Term Loan-Floating Rate" and, collectively, the "Initial C Term Loans-Floating Rate") and pursuant to the CoBank Commitment (each, a "C Term Loan-Fixed Rate" and, collectively, the "C Term Loans-Fixed Rate"), with (A) the Initial C Term Loans-Floating Rate (i) to be made to the Borrower pursuant to a single drawing on the Closing Date (and not thereafter), (ii) except as hereinafter provided, and, in any event, at the option of the Borrower, to be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that all Initial C Term Loans-Floating Rate made as part of the same Borrowing shall, unless specifically provided herein, consist of Loans of the same Type and (iii) not to exceed in aggregate principal amount for any Lender at the time of incurrence of Initial C Term Loans-Floating Rate on the Closing Date the Initial C Term Commitment, if any, of such Lender as in effect on such date immediately prior to such incurrence and (B) the C Term Loans-Fixed Rate to be made to the Borrower by CoBank on the Closing Date (and not thereafter) by converting the CoBank Continuing Loans into C Term Loans-Fixed Rate in the aggregate amount of the CoBank Commitment. Once repaid, Initial C Term Loans-Floating Rate and C-Term Loans-Fixed Rate may not be reborrowed.".

                  3. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new clauses (e) and (f) at the end of said Section:

                  "(e) Subject to Section 1.14 and the other terms and conditions set forth herein, Loans under the Incremental B Term Facility (each, an "Incremental B Term Loan" and, collectively, the "Incremental B Term Loans") (i) shall be made to the Borrower pursuant to a single drawing on the respective Incremental B Term Borrowing Date (which date, in any event, shall be the date of effectiveness of the applicable Incremental Term Loan Commitment Agreement pursuant to which such Incremental B Term Loans are to be made and shall not be later than the Incremental Term Commitment Termination Date); (ii) except as hereinafter provided, may, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that all Incremental B Term Loans made as part of the same Borrowing shall, unless specifically provided herein, consist of Loans of the same Type and (iii) shall not exceed in aggregate principal amount for any Lender in respect of any incurrence of Incremental B Term Loans the Incremental B Term Commitment, if any, of such Lender as in effect immediately prior to such incurrence. Once repaid, Incremental B Term Loans may not be reborrowed.

                  (f) Subject to Section 1.14 and the other terms and conditions set forth herein, Loans under the Incremental C Term Facility (each, an "Incremental C Term Loan" and, collectively, the "Incremental C Term Loans") (i) shall be made to the Borrower pursuant to a single drawing on the respective Incremental C Term Borrowing Date (which date, in any event, shall be the date of effectiveness of the applicable Incremental Term Loan Commitment Agreement pursuant to which such Incremental C Term Loans are to be made and shall not be later than the Incremental Term Commitment Termination Date); (ii) except as hereinafter provided, may, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that all Incremental C Term Loans made as part of the same Borrowing shall, unless specifically provided herein, consist of Loans of the same Type and (iii) shall not exceed in aggregate principal amount for any Lender in respect of any incurrence of Incremental C Term Loans the Incremental C Term Commitment, if any, of such Lender as in effect immediately prior to such incurrence. Once repaid, Incremental C Term Loans may not be reborrowed.".

                  4. Section 1.05(b) of the Credit Agreement is hereby amended by (i) inserting the text "(or, if issued after the Closing Date, be dated the date of the issuance thereof)" immediately following the text "Closing Date" in subclause (ii) of said Section and (ii) deleting the parenthetical appearing in subclause (iii) of said Section and inserting the text "(or, if issued after the Closing Date, be in a stated principal amount equal to the outstanding principal amount of B Term Loans of such Lender at such time)" in lieu thereof.

                  5. Section 1.05(c) of the Credit Agreement is hereby amended by (i) inserting the text "(or, if issued after the Closing Date, be dated the date of the issuance thereof)" immediately following the text "Closing Date" in subclause (ii) of said Section and (ii) deleting the parenthetical appearing in subclause (iii) of said Section and inserting the text "(or, if issued after the Closing Date, be in a stated principal amount equal to the outstanding principal amount of C Term Loans-Floating Rate of such Lender at such time)" in lieu thereof.

                  6. Section 1.07 of the Credit Agreement is hereby amended by deleting the first sentence of said Section in its entirety and inserting the following new sentence in lieu thereof:

                  "All Loans under this Agreement (other than C Term Loans-Fixed
         Rate) shall be made by the Lenders PRO RATA on the basis of their Initial B Term Commitments, Incremental B Term Commitments, Initial C Term Commitments, Incremental C Term

         Commitments, Revolving Commitments or Acquisition Commitments, as the case may be, if any.".

                  7. Section 1 of the Credit Agreement is hereby amended by inserting the following new Section 1.14 immediately after Section 1.13 appearing therein:

                  "1.14. INCREMENTAL TERM COMMITMENTS. (a) So long as no Default or Event of Default then exists or would result therefrom, the Borrower shall, in consultation with the Administrative Agent, have the right to request on one or more occasions on and after the Sixth Amendment Effective Date and prior to the Incremental Term Commitment Termination Date that one or more Lenders (and/or one or more other Persons which will become Lenders as provided below) provide Incremental B Term Commitments and/or Incremental C Term Commitments and, subject to the terms and conditions contained in this Agreement, make Incremental B Term Loans and/or Incremental C Term Loans pursuant thereto, as the case may be, it being understood and agreed, however, that (i) no Lender shall be obligated to provide an Incremental Term Commitment as a result of any such request by the Borrower, and until such time, if any, as such Lender has agreed in its sole discretion to provide an Incremental Term Commitment and executed and delivered to the Administrative Agent an Incremental Term Loan Commitment Agreement as provided in clause (b) of this Section 1.14, such Lender shall not be obligated to fund any Incremental B Term Loans and/or Incremental C Term Loans, as the case may be, (ii) any Lender (or, in the circumstances contemplated by clause (vii) below, any other Person which will qualify as an Eligible Transferee) may so provide an Incremental Term Commitment without the consent of any other Lender,
         (iii) each provision of Incremental Term Commitments pursuant to this
         Section 1.14 on a given date shall be in a minimum aggregate amount (for all Lenders (including in the circumstances contemplated by clause
         (vii) below, Eligible Transferees who will become Lenders)) of at least $30,000,000, (iv) the aggregate amount of all Incremental Term Commitments permitted to be provided pursuant to this Section 1.14 and the aggregate principal amount of all Incremental Term Loans permitted to be made pursuant to Sections 1.01(e) and (f) shall not, in either case, exceed $150,000,000, (v) the relevant Incremental Term Loan Commitment Agreements shall specifically set forth whether the Incremental Term Commitments in respect thereof shall constitute either Incremental B Term Commitments or Incremental C Term Commitments, (vi) the upfront fees payable in respect of the relevant Incremental Term Commitments, the applicable voluntary prepayment premiums (if any) payable in respect of the Incremental B Term Loans and/or Incremental C Term Loans and the interest rate margin applicable to the Incremental B Term Loans and/or Incremental C Term Loans shall be as set forth in the relevant Incremental Term Loan Commitment Agreement; PROVIDED that in no event shall the applicable interest rate margin set forth in any such Incremental Term Loan Commitment Agreement for any Incremental Term Loans exceed the Applicable Base Rate Margin or Applicable Eurodollar Margin (in each case, as in effect on the Sixth Amendment Effective Date) by more than 1.00%, (vii) if, within 10 Business Days after the Borrower has requested the then existing Lenders (other than Defaulting Lenders) to provide Incremental Term Commitments pursuant to this Section 1.14 the Borrower has not received Incremental Term Commitments in an aggregate amount equal to that amount of Incremental Term Commitments which the Borrower desires to obtain pursuant to such request (as set forth in the notice provided by the Borrower as provided below), then the Borrower may, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), request Incremental Term Commitments from Persons which would qualify as Eligible Transferees hereunder in an aggregate amount equal to such deficiency (and with the fees to be paid to such Eligible Transferee to be no greater than that to be paid to the then existing Lenders providing Incremental Term Commitments), (viii) on each Incremental Term Borrowing Date, each of the Administrative Agent and each trustee for the Permitted Subordinated Debt shall have received an officer's certificate from the chief financial officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent, which certificate shall (I) contain a representation and warranty that
         (x) the Borrowing of Incremental B Term Loans and/or Incremental C Term Loans (and the incurrence of Liens by the Borrower and the Subsidiary Guarantors to secure such Obligations) do not conflict and are not inconsistent with and do not result in any breach or violation of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any terms of any Permitted Subordinated Debt or the documentation governing the same, (y) after giving effect to the incurrence of such Loans, all of the Obligations constitute "Senior Debt" under the documentation governing the Permitted Subordinated Debt and (z) the respective Incremental Term Loans are being incurred under the documentation governing each incurrence of Permitted Subordinated Debt in reliance on the "Leverage Ratio" incurrence test referred to therein and subclause (II) below (and that the Borrower will not take a contrary position for any purpose), (II) certify that the Borrower is in compliance with a Leverage Ratio (as defined in the documentation governing the respective Permitted Subordinated Debt) of not greater than 7.0:1.0 (after giving PRO FORMA effect to the incurrence of the Incremental Term Loans to be incurred and as determined in accordance with the requirements of the documentation governing the respective Permitted Subordinated Debt), (III) be accompanied by financial calculations in form and substance reasonably satisfactory to the Administrative Agent establishing compliance with the Leverage Ratio referred to in preceding clause (II) and (IV) certify compliance with the requirements of the documentation governing all Permitted Subordinated Debt and all applicable covenants contained therein; and
         (ix) all actions taken by the Borrower pursuant to this Section 1.14 shall be done in coordination with the Administrative Agent.

                  (b) At the time of any provision of Incremental Term Commitments pursuant to this Section 1.14, (i) the Borrower, the Administrative Agent and each such Lender or other Eligible Transferee (each, an "Incremental Term Lender") which agrees to provide an Incremental Term Commitment shall execute and deliver to the Administrative Agent an Incremental Term Loan Commitment Agreement substantially in the form of Exhibit L (appropriately completed), with the effectiveness of such Incremental Term Lender's Incremental Term Commitment to occur upon delivery of such Incremental Term Loan Commitment Agreement to the Administrative Agent and the payment of any fees (including, without limitation, any fees payable pursuant to clause (ii) below) required in connection therewith, (ii) the Administrative Agent shall receive from the Borrower (or, to the extent agreed to by the Borrower and the respective Incremental Term Lender, from such respective Incremental Term Lender) the payment of a non-refundable fee of $3,500 for each Eligible Transferee which becomes a Lender pursuant to this Section 1.14 and (iii) the Borrower shall deliver to the Administrative Agent an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Borrower reasonably satisfactory to the Administrative Agent and dated such date, covering such of the matters set forth in the opinions of counsel delivered to the Administrative Agent on the Closing Date pursuant to Section 4.01(b) as may be reasonably requested by the Administrative Agent, and such other matters as the Administrative Agent may reasonably request (including an opinion as to no conflict with all Permitted Subordinated Debt and the documentation governing the same). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Commitment Agreement, and (i) at such time Annex I shall be deemed modified to reflect the Incremental B Term Commitments and/or Incremental C Term Commitments, as the case may be, of such Incremental Term Lenders and (ii) to the extent requested by such Incremental Term Lenders, B Term Notes and/or C Term Notes-Floating Rate will be issued, at the Borrower's expense, to such Incremental Term Lenders, to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the new Incremental Term Loans made by such Incremental Term Lenders.

                  (c) In connection with each incurrence of Incremental B Term Loans pursuant to Section 1.01(e) or Incremental C Term Loans pursuant to Section 1.01(f), the Lenders and the Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, the Borrower and the Administrative Agent may take all such actions as may be necessary to ensure that all Lenders with outstanding B Term Loans and C Term Loans-Floating Rate, as the case may be, continue to participate in each Borrowing of outstanding B Term Loans and C Term Loans-Floating Rate (after giving effect to the incurrence of Incremental B Term Loans or Incremental C Term Loans pursuant to
         Section 1.01(e) or (f), as the case may be) on a PRO RATA basis, including by adding the Incremental B Term Loans or the Incremental C Term Loans to be so incurred to the then outstanding Borrowings of B Term Loans or C Term Loans-Floating Rate, as the case may be, on a PRO RATA basis even though as a result thereof such new Incremental B Term Loan or Incremental C Term Loan, as the case may be (to the extent required to be maintained as Eurodollar Loans), may effectively have a shorter Interest Period than the then outstanding Borrowings of B Term Loans or C Term Loans-Floating Rate, as the case may be, and it is hereby agreed that (x) to the extent any then outstanding Borrowings of B Term Loans or C Term Loans-Floating Rate that are maintained as Eurodollar Loans are affected as a result thereof, any costs of the type described in Section 1.11 incurred by such Lenders in connection therewith shall be for the account of the Borrower or (y) to the extent the Incremental B Term Loans and Incremental C Term Loans to be so incurred are added to the then outstanding Borrowings of B Term Loans or C Term Loans-Floating Rate, as the case may be, which are maintained as Eurodollar Loans, the Lenders that have made such additional Incremental B Term Loans or Incremental C Term Loans, as the case may be, shall be entitled to receive an effective interest rate on such additional Incremental B Term Loans or Incremental C Term Loans, as the case may be, as is equal to the Eurodollar Rate as in effect two Business Days prior to the incurrence of such additional Incremental B Term Loans or Incremental C Term Loans, as the case may be, plus the then Applicable Eurodollar Margin for such Term Loans until the end of the respective Interest Period or Interest Periods with respect thereto."

                  8. Section 2.01 of the Credit Agreement is hereby amended by inserting the following new clause (f) at the end of said Section:

                  "(f) All voluntary prepayments of principal of B Term Loans and C Term Loans-Floating Rate, in each case made on or after the occurrence of the first Incremental Term Borrowing Date to occur after the Sixth Amendment Effective Date and prior to the second anniversary of such Incremental Term Borrowing Date, will be subject to payment to the Administrative Agent, for the ratable account of each Lender with outstanding B Term Loans and each Lender with outstanding C Term Loans-Floating Rate, of a fee as follows: (x) if prior to the first anniversary of the first Incremental Term Borrowing Date to occur after the Sixth Amendment Effective Date, an amount equal to the Specified Prepayment Premium Percentage of the aggregate principal amount of such prepayment and (y) if payable on or after the first anniversary of the first Incremental Term Borrowing Date to occur after the Sixth Amendment Effective Date and prior to the second anniversary of such Incremental Term Borrowing Date, an amount equal to the Specified Prepayment Premium Percentage of the aggregate principal amount of such prepayment. Such prepayment fees shall be due and payable upon the date of any voluntary prepayment of such Term Loans.".

                  9. Section 2.02(a) of the Credit Agreement is hereby amended by (i) deleting the comma appearing at the end of clause (x) of said Section and inserting the word "and" in lieu thereof and (ii) deleting the text "any reduction of the Total Revolving Commitment or Total Acquisition Commitment, as the case may be, pursuant to this Section 2.02(a) shall reduce the then remaining Scheduled Reductions applicable thereto PRO RATA and (z)" appearing in said Section.

                  10. Section 2.03(a) of the Credit Agreement is hereby amended by deleting the text "The Total Commitment (and the Commitment of each Lender)" appearing in said Section and inserting the text "The Total Initial B Term Commitment, the Total Initial C Term Commitment, the Co-Bank Commitment, the Total Revolving Commitment and the Total Acquisition Commitment (and the Initial B Term Commitment, Initial C Term Commitment, Co-Bank Commitment, Revolving Commitment and Acquisition Commitment of each Lender with such a Commitment)" in lieu thereof.

                  11. Section 2.03(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2.03(b) in lieu thereof:

                  "(b) The Total Initial B Term Commitment shall (i) be reduced on the date any Initial B Term Loans are incurred in an amount equal to the aggregate principal amount of Initial B Term Loans so incurred, (ii) terminate in its entirety (to the extent not theretofore terminated) at 5:00 P.M. (New York time) on the Initial B Termination Date, whether or not any Initial B Term Loans are incurred on such date, (iii) until terminated in full, be reduced on each day on which Initial B Term Loans, if still outstanding, would be required to be repaid pursuant to Sections 3.02(A)(c), (e) and (f) by the amount, if any, by which the amount required to be applied pursuant to said Sections to repay Initial B Term Loans (determined as if an unlimited amount of Initial B Term Loans were actually outstanding) exceeds the aggregate principal amount of Initial B Term Loans being repaid, (iv) terminate in its entirety (to the extent not theretofore terminated) on the date of the initial issuance of any Permitted Subordinated Debt, (v) terminate in its entirety on the day on which a Change of Control occurs and (vi) be increased after any Initial B Term Loans have been mandatorily repaid pursuant to Section
         3.02 or the Total Initial B Term Loan Commitment has been reduced pursuant to clause (iii) or (iv) above in the aggregate amount of such repayment and/or reduction to the extent new Initial B Term Commitments are provided pursuant to an Initial B Term Commitment Renewal.".

                  12. Section 2.03(c) of the Credit Agreement is hereby amended by inserting the word "Initial" (i) immediately following the word "Total" and
(ii) immediately preceding the text "C Term Loans-Floating Rate", in each case appearing in said Section.

                  13. Section 2.03(d) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2.03(d) in lieu thereof:

                  "(d) The Incremental B Term Commitment of each Lender provided pursuant to a particular Incremental Term Loan Commitment Agreement shall terminate in its entirety on the respective Incremental B Term Borrowing Date for such Incremental Term Loan Commitment Agreement (after giving effect to the incurrence of the Incremental B Term Loans on each such date).".

                  14. Section 2.03(e) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2.03(e) in lieu thereof:

                  "(e) The Incremental C Term Commitment of each Lender provided pursuant to a particular Incremental Term Loan Commitment Agreement shall terminate in its entirety on the respective Incremental C Term Borrowing Date for such Incremental Term Loan Commitment Agreement (after giving effect to the incurrence of the Incremental C Term Loans on each such date).".

                  15. Section 3.01 of the Credit Agreement is hereby amended by
(i) deleting the word "and" immediately prior to the text "(iv)" appearing in said Section and (ii) inserting the following text at the end of said Section:

                  "; and (v) each prepayment of B Term Loans and C Term Loans-Floating Rate pursuant to this Section 3.01 made on or after the occurrence of the first Incremental Term Borrowing Date to occur after the Sixth Amendment Effective Date and prior to the second anniversary of such Incremental Term Borrowing Date shall be subject to the payment of the fee described in Section 2.01(f)".

                  16. Section 3.02(A)(b)(i) of the Credit Agreement is hereby amended by (i) deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

                  "DATE                         AMOUNT
                   ----                         ------
                  June 30, 1998             $  171,967.35
                  September 30, 1998        $  171,967.35
                  December 31, 1998         $  171,967.35
                  March 31, 1999            $  171,967.35

                  June 30, 1999             $  171,967.35
                  September 30, 1999        $  171,967.35
                  December 31, 1999         $  171,967.35
                  March 31, 2000            $  171,967.35

                  June 30, 2000             $  171,967.35
                  September 30, 2000        $  171,967.35
                  December 31, 2000         $  171,967.35
                  March 31, 2001            $  171,967.35

                  June 30, 2001             $  171,967.35
                  September 30, 2001        $  171,967.35
                  December 31, 2001         $  171,967.35
                  March 31, 2002            $  171,967.35

                  June 30, 2002             $  171,967.35
                  September 30, 2002        $  171,967.35
                  December 31, 2002         $  171,967.35
                  March 31, 2003            $  171,967.35

                  June 30, 2003             $  171,967.35
                  September 30, 2003        $  171,967.35
                  December 31, 2003         $  171,967.35
                  March 31, 2004            $  171,967.35

                  June 30, 2004             $  171,967.35
                  September 30, 2004        $  171,967.35
                  December 31, 2004         $  10,719,297.50
                  March 31, 2005            $  10,719,297.50

                  June 30, 2005             $  10,719,297.50
                  September 30, 2005        $  10,719,297.50


                                      -9-

                  "DATE                         AMOUNT
                   ----                         ------
                  December 31, 2005         $  10,719,297.50
                  B Maturity Date           $  10,719,302.10

and (ii) deleting the proviso appearing at the end of said Section and inserting the following sentence in lieu thereof:

                  "In the event that the Borrower incurs any Incremental B Term Loans pursuant to Section 1.01(e), then (i) each of the foregoing Scheduled Repayments occurring after the date of such incurrence through and including September 30, 2004 shall be increased by 0.25% of the aggregate principal amount of the Incremental B Term Loans so incurred and (ii) each of the foregoing Scheduled Repayments occurring after September 30, 2004 shall be increased by an amount equal to (x) the aggregate principal amount of the Incremental B Term Loans so incurred less the portion thereof allocated to the foregoing Scheduled Repayments as provided in the preceding clause (i) divided by (y) 6.".

                  17. Section 3.02(A)(b)(ii) is hereby amended by (i) deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

                                       Floating Rate              Fixed Rate
          "Date                           Amount                    Amount
-------------------------           -------------------      -------------------
April 1, 1998                       $   0                    $        313,567
June 30, 1998                       $   58,734               $        301,638
September 30, 1998                  $   58,734               $        307,321
December 31, 1998                   $   58,734               $        330,617
March 31, 1999                      $   58,734               $        336,530

June 30, 1999                       $   58,734               $        342,560
September 30, 1999                  $   58,734               $        348,712
December 31, 1999                   $   58,734               $        363,736
March 31, 2000                      $   58,734               $        370,135

June 30, 2000                       $   58,734               $        376,663
September 30, 2000                  $   58,734               $        383,321
December 31, 2000                   $   58,734               $        402,613
March 31, 2001                      $   58,734               $        409,540

June 30, 2001                       $   58,734               $        416,606
September 30, 2001                  $   58,734               $        515,704
December 31, 2001                   $   58,734               $        529,893
March 31, 2002                      $   58,734               $        539,266


                                      -10-

                                       Floating Rate              Fixed Rate
          "Date                           Amount                    Amount
-------------------------           -------------------      -------------------
June 30, 2002                       $   58,734               $        548,826

September 30, 2002                  $   58,734               $        521,965
December 31, 2002                   $   58,734               $        531,665
March 31, 2003                      $   58,734               $        541,567

June 30, 2003                       $   58,734               $        551,674
September 30, 2003                  $   58,734               $        561,990
December 31, 2003                   $   58,734               $        572,520
March 31, 2004                      $   58,734               $        583,267

June 30, 2004                       $   58,734               $        594,237
September 30, 2004                  $   58,734               $         49,807
December 31, 2004                   $   58,734               $         49,807
March 31, 2005                      $   58,734               $         49,807

June 30, 2005                       $   2,731,131            $      4,970,106
September 30, 2005                  $   2,731,131            $      4,970,106
December 31, 2005                   $   2,731,131            $      4,970,106
March 31, 2006                      $   2,731,131            $      4,970,106

June 30, 2006                       $   2,731,131            $      4,970,106
September 30, 2006                  $   2,731,131            $      4,970,106
December 31, 2006                   $   2,731,131            $      4,970,106
C Maturity Date                     $   2,731,126.82         $      4,970,106".

and (ii) inserting the following sentence at the end of said Section:

                  "In the event that the Borrower incurs any Incremental C Term Loans pursuant to Section 1.01(f), then (i) each of the Scheduled Repayments for C Term Loans-Floating Rate occurring after the date of such incurrence through and including March 31, 2005 shall be increased by 0.25% of the aggregate principal amount of the Incremental C Term Loans so incurred and (ii) each of the Scheduled Repayments for C Term Loans-Floating Rate occurring after March 31, 2005 shall be increased by an amount equal to (x) the aggregate principal amount of the Incremental C Term Loans so incurred less the portion thereof allocated to the Scheduled Repayments for C Term Loans-Floating Rate as provided in the preceding clause (i) divided by (y) 8.".

                  18. Section 5.05(a) of the Credit Agreement is hereby amended by inserting the text "(other than Incremental B Term Loans and Incremental C Term Loans)" immediately after the text "all Term Loans" appearing in said Section.

                  19. Section 5.05(c) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 5.05(c) in lieu thereof:

                  "(c) The proceeds of AF Loans may only be used (x) for working capital requirements, (y) to finance capital expenditure requirements (including Permitted CLEC Expenditures) and Permitted Acquisitions and/or (z) to repay RF Loans.".

                  20. Section 5.05 of the Credit Agreement is hereby further amended by inserting the following new Section 5.05(e) immediately following
Section 5.05(d) thereof:

                  "(e) The proceeds of all Incremental Term Loans shall be utilized on the date of incurrence of such Loans for the same purposes as AF Loans specified in Section 5.05(c) above."

                  21. Section 7.11(b) of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

                 "FISCAL QUARTER ENDING                     RATIO
                 ----------------------                     -----
                 Trigger Date through                       1.50 to 1.0
                 March 31, 2003

                 June 30, 2003                              1.60 to 1.0
                 through September 31, 2003

                 December 31, 2003                          1.65 to 1.0
                 through March 31, 2004

                 June 30, 2004 through                      1.75 to 1.0
                 December 31, 2004

                 Thereafter                                 2.0 to 1.0

                  22. Section 7.12(b) of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

                 "FISCAL QUARTER ENDING                     RATIO
                 ----------------------                     -----
                 Trigger Date through                       6.50 to 1.0
                 September 30, 2002

                 December 31, 2002                          6.25 to 1.0


                                      -12-

                 through March 31, 2003

                 June 30, 2003                              6.00 to 1.0
                 through September 30, 2003

                 December 31, 2003                          5.75 to 1.0
                 through March 31, 2004

                 Thereafter                                 5.50 to 1.0".

                  23. Section 7.13(b) of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

                 "FISCAL QUARTER ENDING                     RATIO
                 ----------------------                     -----
                  Trigger Date
                  through September 30, 2002                4.00 to 1.0

                  December 31, 2002
                  through September 30, 2003                3.50 to 1.0

                  Thereafter                                3.25 to 1.0".

                  24. The definition of "Credit Documents" appearing in Section 9 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing in said definition and inserting a comma in lieu thereof and (ii) inserting the text "and each Incremental Term Loan Commitment Agreement" immediately following the text "Subsidiary Guaranty" appearing in said definition.

                  25. Section 9 of the Credit Agreement is hereby further amended by (i) deleting the definitions of "Applicable Base Rate Margin", "Applicable CC Percentage", "Applicable Eurodollar Margin", "B Term Commitment", "B Term Commitment Renewal", "B Term Facility", "B Termination Date", "B Term Loan", "Borrowing", "C Term Commitment", "C Term Facility", "C Term Loan", "C Term Loans-Floating Rate", "Margin Reduction Discount", "Scheduled Reductions", and "Total Term Commitment" appearing in said Section and (ii) inserting in the appropriate alphabetical order the following new definitions:

                  "Applicable Base Rate Margin" shall mean (i) in the case of AF Loans and RF Loans, 1.75% LESS the Margin Reduction Discount, if any,
         (ii) in the case of B Term Loans, 2.25% LESS the Margin Reduction Discount, if any and (iii) in the case of C Term Loans-Floating Rate, 2.50% LESS the Margin Reduction Discount, if any; PROVIDED that:

                           (I) on each Incremental B Term Borrowing Date, in the
                  event that the "Applicable Base Rate Margin" as set forth in the Incremental Term Loan Commitment Agreement of the Incremental Term Lender(s) providing an Incremental B Term Commitment on such date exceeds the Applicable Base Rate Margin for B Term Loans then in effect under this Agreement (immediately prior to giving effect to such Incremental B Term Borrowing Date but after giving effect to any prior increases thereto (whether pursuant to this clause (I) or clause (II) below)), (x) in the case of B Term Loans, the "Applicable Base Rate Margin" for such Loans as used herein shall be increased on such Incremental B Term Borrowing Date to (and thereafter be, until the same is further increased pursuant to this clause (I) or clause (II) below) the Applicable Base Rate Margin set forth in such Incremental Term Loan Commitment Agreement, and (y) in the case of C Term Loans-Floating Rate, the "Applicable Base Rate Margin" for such Loans as used herein shall be increased on such Incremental B Term Borrowing Date by an amount equal to the remainder of (i) the Applicable Base Rate Margin for B Term Loans on such Incremental B Term Borrowing Date as determined pursuant to preceding subclause
                  (x) LESS (ii) the Applicable Base Rate Margin for B Term Loans as in effect immediately prior to such Incremental B Term Borrowing Date (and the application of this clause (I) on such Incremental B Term Borrowing Date); and

                           (II) on each Incremental C Term Borrowing Date, in
                  the event that the "Applicable Base Rate Margin" as set forth in the Incremental Term Loan Commitment Agreement of the Incremental Term Lender(s) providing an Incremental C Term Commitment on such date exceeds the Applicable Base Rate Margin for C Term Loans-Floating Rate then in effect under this Agreement (immediately prior to giving effect to such Incremental C Term Borrowing Date but after giving effect to any prior increases thereto (whether pursuant to this clause
                  (II) or clause (I) above and including any increase pursuant to clause (I) above on such date as contemplated by the immediately succeeding proviso)), (x) in the case of C Term Loans-Floating Rate, the "Applicable Base Rate Margin" for such Loans as used herein shall be increased on such Incremental C Term Borrowing Date to (and thereafter be, until the same is further increased pursuant to this clause (II) or clause (I) above) the Applicable Base Rate Margin set forth in such Incremental Term Loan Commitment Agreement, and (y) in the case of B Term Loans, the "Applicable Base Rate Margin" for such Loans as used herein shall be increased on such Incremental C Term Borrowing Date by an amount equal to the remainder of (i) the Applicable Base Rate Margin for C Term Loans-Floating Rate on such Incremental C Term Borrowing Date as determined pursuant to preceding subclause (x) LESS (ii) the Applicable Base Rate Margin for C Term Loans-Floating Rate as in effect immediately prior to such Incremental C Term Borrowing Date (and the application of this clause (II) on such Incremental C Term Borrowing Date) (or, in the case of the first Incremental C Term Borrowing Date only, 2.50%);

         PROVIDED FURTHER that in the event an Incremental B Term Borrowing Date and an Incremental C Term Borrowing Date occur on the same date, for purposes of determining the "Applicable Base Rate Margin" for B Term Loans and C Term Loans Floating Rate as provided above (and for purposes of avoiding any duplicative increases thereto as a result of the preceding proviso), (i) clause (I) of the preceding proviso shall first be applied as if the respective Incremental B Term Borrowing Date had occurred immediately prior to the respective Incremental C Term Borrowing Date and (ii) clause (II) of the preceding proviso shall thereafter be applied as if the respective Incremental C Term Borrowing Date had occurred immediately after such Incremental B Term Borrowing Date.

                  "Applicable CC Percentage" shall mean, for any day, a percentage equal to (i) in the case of RF Loans, (x) if the unutilized portion of the Total Revolving Commitment on such day is less than 50% of the Total Revolving Commitment on such day, 0.50% and (y) if the unutilized portion of the Total Revolving Commitment on such day equals or exceeds 50% of the Total Revolving Commitment on such day, 0.75% and
         (ii) in the case of AF Loans, (x) if the unutilized portion of the Total Acquisition Commitment on such day is less than 50% of the Total Acquisition Commitment on such day, 0.50% and (y) if the unutilized portion of the Total Acquisition Commitment on such day equals or exceeds 50% of the Total Acquisition Commitment on such day, 0.75%.

                  "Applicable Eurodollar Margin" shall mean (i) in the case of AF Loans and RF Loans, 2.75% LESS the Margin Reduction Discount, if any, (ii) in the case of B Term Loans, 3.25% LESS the Margin Reduction Discount, if any and (iii) in the case of C Term Loans-Floating Rate, 3.50% LESS the Margin Reduction Discount, if any; PROVIDED that:

                           (I) on each Incremental B Term Borrowing Date, in the
                  event that the "Applicable Eurodollar Margin" as set forth in the Incremental Term Loan Commitment Agreement of the Incremental Term Lender(s) providing an Incremental B Term Commitment on such date exceeds the Applicable Eurodollar Margin for B Term Loans then in effect under this Agreement (immediately prior to giving effect to such Incremental B Term Borrowing Date but after giving effect to any prior increases thereto (whether pursuant to this clause (I) or clause (II) below)), (x) in the case of B Term Loans, the "Applicable Eurodollar Margin" for such Loans as used herein shall be increased on such Incremental B Term Borrowing Date to (and thereafter be, until the same is further increased pursuant to this clause (I) or clause (II) below) the Applicable Eurodollar Margin set forth in such Incremental Term Loan Commitment Agreement, and (y) in the case of C Term Loans-Floating Rate, the "Applicable Eurodollar Margin" for such Loans as used herein shall be increased on such Incremental B Term Borrowing Date by an amount equal to the remainder of (i) the Applicable Eurodollar Margin for B Term Loans on such Incremental B Term Borrowing Date as determined pursuant to preceding subclause (x) LESS (ii) the Applicable Eurodollar Margin for B Term Loans as in effect immediately prior to such Incremental B Term Borrowing Date

                  (and the application of this clause (I) on such Incremental B Term Borrowing Date); and

                           (II) on each Incremental C Term Borrowing Date, in
                  the event that the "Applicable Eurodollar Margin" as set forth in the Incremental Term Loan Commitment Agreement of the Incremental Term Lender(s) providing an Incremental C Term Commitment on such date exceeds the Applicable Eurodollar Margin for C Term Loans-Floating Rate then in effect under this Agreement (immediately prior to giving effect to such Incremental C Term Borrowing Date but after giving effect to any prior increases thereto (whether pursuant to this clause
                  (II) or clause (I) above and including any increase pursuant to clause (I) above on such date as contemplated by the succeeding proviso)), (x) in the case of C Term Loans-Floating Rate, the "Applicable Eurodollar Margin" for such Loans as used herein shall be increased on such Incremental C Term Borrowing Date to (and thereafter be, until the same is further increased pursuant to this clause (II) or clause (I) above) the Applicable Eurodollar Margin set forth in such Incremental Term Loan Commitment Agreement, and (y) in the case of B Term Loans, the "Applicable Eurodollar Margin" for such Loans as used herein shall be increased on such Incremental C Term Borrowing Date by an amount equal to the remainder of (i) the Applicable Eurodollar Margin for C Term Loans-Floating Rate on such Incremental C Term Borrowing Date as determined pursuant to preceding subclause (x) LESS (ii) the Applicable Eurodollar Margin for C Term Loans-Floating Rate as in effect immediately prior to such Incremental C Term Borrowing Date (and the application of this clause (II) on such Incremental C Term Borrowing Date) (or, in the case of the first Incremental C Term Borrowing Date only, 3.50%);

         PROVIDED FURTHER that in the event an Incremental B Term Borrowing Date and an Incremental C Term Borrowing Date occur on the same date, for purposes of determining the "Applicable Eurodollar Margin" for B Term Loans and C Term Loans Floating Rate as provided above (and for purposes of avoiding any duplicative increases thereto as a result of the preceding proviso), (i) clause (I) of the preceding proviso shall first be applied as if the respective Incremental B Term Borrowing Date had occurred immediately prior to the respective Incremental C Term Borrowing Date and (ii) clause (II) of the preceding proviso shall thereafter be applied as if the respective Incremental C Term Borrowing Date had occurred immediately after such Incremental B Term Borrowing Date.

                  "Borrowing" shall mean the incurrence of Base Rate Loans or Eurodollar Loans pursuant to a single Facility by the Borrower from the Lenders having Commitments with respect to such Facility on a PRO RATA basis on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period; PROVIDED that (x) Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of any related Borrowing of Eurodollar Loans and (ii) any Incremental B Term Loans or Incremental C Term Loans incurred pursuant to Section 1.01(e) or (f), as the case may be, shall be considered part of the Borrowing of the then outstanding B Term Loans or C Term Loans-Floating Rate to which such Incremental B Term Loans or Incremental C Term Loans, as the case may be, are added to pursuant to Section 1.14(c).

                  "B Term Commitment" of any Lender shall mean the Initial B Term Commitment and/or the Incremental B Term Commitment of such Lender.

                  "B Term Facility" shall mean and include the Initial B Term Facility and the Incremental B Term Facility.

                  "B Term Loans" shall mean and include Initial B Term Loans and Incremental B Term Loans.

                  "C Term Commitment" of any Lender shall mean the Initial C Term Commitment and/or the Incremental C Term Commitment of such Lender.

                  "C Term Facility" shall mean and include the Initial C Term Facility and the Incremental C Term Facility.

                  "C Term Loan-Floating Rate" shall mean each Initial C Term Loan-Floating Rate and each Incremental C Term Loan.

                  "C Term Loans" shall mean each C Term Loan-Floating Rate and each C Term Loan-Fixed Rate.

                  "Incremental B Term Commitment" shall mean, for each Incremental Term Lender, the commitment of such Incremental Term Lender to make Incremental B Term Loans pursuant to Section 1.01(e) on a given Incremental B Term Borrowing Date, as such commitment (x) is set forth in the respective Incremental Term Loan Commitment Agreement delivered pursuant to Section 1.14(b) and (y) may be terminated pursuant to
         Section 2.03.

                  "Incremental B Term Facility" shall mean the Facility evidenced by the Total Incremental B Term Commitment.

                  "Incremental B Term Loan" shall have the meaning provided in
         Section 1.01(e).

                  "Incremental B Term Borrowing Date" shall mean each date on which the Borrower incurs a Borrowing of Incremental B Term Loans, each of which dates shall be the date of the effectiveness of the respective Incremental Term Loan Commitment Agreement pursuant to which such Incremental B Term Loans are to be made; PROVIDED that no such date shall occur after the Incremental Term Commitment Termination Date.

                  "Incremental C Term Commitment" shall mean, for each Incremental Term Lender, the commitment of such Incremental Term Lender to make Incremental C Term Loans pursuant to Section 1.01(f) on a given Incremental C Term Borrowing Date, as such commitment (x) is set forth in the respective Incremental Term Loan Commitment

         Agreement delivered pursuant to Section 1.14(b) and (y) may be terminated pursuant to Section 2.03.

                  "Incremental C Term Facility" shall mean the Facility evidenced by the Total Incremental C Term Commitment.

                  "Incremental C Term Loan" shall have the meaning provided in
         Section 1.01(f).

                  "Incremental C Term Borrowing Date" shall mean each date on which the Borrower incurs a Borrowing of Incremental C Term Loans, each of which dates shall be the date of effectiveness of the respective Incremental Term Loan Commitment Agreement pursuant to which such Incremental C Term Loans are to be made; PROVIDED that no such date shall occur after the Incremental Term Commitment Termination Date.

                  "Incremental Term Borrowing Date" shall mean and include any Incremental B Term Borrowing Date and any Incremental C Term Borrowing Date.

                  "Incremental Term Loan" shall mean each Incremental B Term Loan and each Incremental C Term Loan.

                  "Incremental Term Commitment" shall mean, for each Incremental Term Lender, such Incremental Term Lender's Incremental B Term Commitment or Incremental C Term Commitment, as the case may be.

                  "Incremental Term Loan Commitment Agreement" shall mean an Incremental Term Loan Commitment Agreement substantially in the form of Exhibit L (appropriately completed).

                  "Incremental Term Commitment Termination Date" shall mean December 31, 2001.

                  "Incremental Term Lender" shall have the meaning provided in
         Section 1.14(b).

                  "Initial B Term Loan" shall have the meaning provided in
         Section 1.01(a).

                  "Initial B Term Commitment" shall mean, with respect to each Lender, the amount set forth opposite such Lender's name on Annex I hereto directly below the column entitled "Initial B Term Commitment", as the same may be (x) reduced or terminated pursuant to Sections 2.02,
         2.03 and/or 8 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 1.13 and/or 11.04(b) plus the amount, if any, of an Initial B Term Commitment of such Lender committed to pursuant to an Initial B Term Commitment Renewal.

                  "Initial B Term Commitment Renewal" shall mean the providing of additional Initial B Term Commitments from time to time after any mandatory repayment of Initial B Term Loans and/or mandatory reduction of Initial B Term Commitments pursuant to Section 2.03(b)(iii) or (iv) (each, a "B Reduction Event") in an aggregate amount (the

         "Additional B Commitment Amount"), selected by the Borrower, not to exceed the principal amount of the Initial B Term Loans so repaid and the Initial B Term Commitments so reduced, with any Initial B Term Commitment Renewal to be effected by: (i) the Borrower requesting in writing some or all of the Lenders and/or other Eligible Transferees acceptable to the Agents and the Borrower to provide an additional Initial B Term Commitment, which request shall be given within 90 days following the B Reduction Event but in any event prior to the date occurring 255 days after the Closing Date and (ii) each such Lender or Eligible Transferee who desires to do so, providing a written notice to the Borrower and the Administrative Agent in response to such request setting forth the additional Initial B Term Commitment it will offer, with the amount so specified (or such lesser amount as is allocated to such Lender by the Agents if the aggregate offered additional Initial B Term Commitments exceed the Additional B Commitment Amount) to be such Person's additional Initial B Term Commitment, it being agreed that any such additional Initial B Term Commitments shall terminate on the date occurring 270 days after the Closing Date (after giving effect to the making of Initial B Term Loans, if any, on such date) and each such Person with an additional Initial B Term Commitment shall be a Lender.

                  "Initial B Term Facility" shall mean the Facility evidenced by the Total Initial B Term Commitment.

                  "Initial B Termination Date" shall mean the date occurring 270 days after the Closing Date.

                  "Initial C Term Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name on Annex I hereto directly below the column entitled "Initial C Term Commitment," as the same may be terminated pursuant to Section 2.03.

                  "Initial C Term Facility" shall mean the Facility evidenced by the Total Initial C Term Commitment and the Co-Bank Commitment.

                  "Initial C Term Loan-Floating Rate" shall have the meaning provided in Section 1.01(b).

                  "Margin Reduction Discount" shall mean zero, PROVIDED that (I) at any time prior to the occurrence of the first Incremental Term Borrowing Date to occur after the Sixth Amendment Effective Date, the Margin Reduction Discount applicable to B Term Loans and C Term Loans-Floating Rate shall be increased to .25% per annum, when, and for so long as, the Leverage Ratio as at the end of the then Relevant Fiscal Quarter is less than 5.0 to 1 and (II) the Margin Reduction Discount applicable to RF Loans and AF Loans (and only such Loans) shall be increased to .25%, .50% or .75% per annum, as specified in clauses (i), (ii) and (iii) below, as the case may be, when, and for so long as, the ratio set forth in such clause has been satisfied as at the end of the then Relevant Fiscal Quarter:

                  (i) the Margin Reduction Discount for RF Loans and AF Loans shall be .25% per annum in the event that as of the end of the Relevant Fiscal Quarter the Leverage Ratio is less than 5.50 to 1 but equal to or greater than 5.00 to 1;

                  (ii) the Margin Reduction Discount for RF Loans and AF Loans shall be .50% per annum in the event that as of the end of the Relevant Fiscal Quarter the Leverage Ratio is equal to or greater than 4.50 to 1 but less than 5.00 to 1; and

                  (iii) the Margin Reduction Discount for RF Loans and AF Loans shall be .75% per annum in the event that as of the end of the Relevant Fiscal Quarter the Leverage Ratio is less than 4.50 to 1.

                  The Leverage Ratio shall be determined as of the last day of the Relevant Fiscal Quarter, by delivery of an officer's certificate of the Borrower to the Lenders pursuant to Section 6.01(e), which certificate shall set forth the calculation of the Leverage Ratio. The Margin Reduction Discount so determined shall apply, except as set forth below, from the date on which such officer's certificate is delivered to the Administrative Agent to the earlier of (x) the date on which the next certificate is delivered to the Administrative Agent pursuant to Section 6.01(e) and (y) the 45th day following the end of the fiscal quarter in which such first certificate was delivered to the Administrative Agent (or the 90th day if such fiscal quarter was the last fiscal quarter of a fiscal year). Notwithstanding anything to the contrary contained above, the Margin Reduction Discount shall be zero
         (x) if no officer's certificate has been delivered to the Lenders pursuant to Section 6.01(e) which sets forth the Leverage Ratio as of the last day of the Relevant Fiscal Quarter or the financial statements upon which any such calculations are based have not been delivered, until such a certificate and/or financial statements are delivered, (y) at all times when there shall exist a Default under Section 8.01 or an Event of Default and (z) in the case of B Term Loans and C Term Loans-Floating Rate only, at all times on and after the first Incremental Term Borrowing Date to occur after the Sixth Amendment Effective Date. It is understood and agreed that the Margin Reduction Discount as provided above shall in no event be cumulative and, in the case of the Margin Reduction Discount applicable to RF Loans and AF Loans, only the Margin Reduction Discount available pursuant to clause
         (i), (ii) or (iii) of clause (II) of the proviso in the first sentence of this definition above, if any, contained in this definition shall be applicable.

                  "Sixth Amendment" shall mean the Sixth Amendment to this Agreement, dated as of March 30, 2001.

                  "Sixth Amendment Effective Date" shall have the meaning provided in the Sixth Amendment.

                  "Scheduled Reduction" shall have the meaning provided in the Credit Agreement immediately prior to the Sixth Amendment Effective Date.

                  "Specified Prepayment Premium Percentage" shall mean, at any time, the highest "Voluntary Prepayment Premium Percentage" specified in any Incremental Term Loan Commitment Agreement executed and delivered on or prior to such time.

                  "Total Incremental B Term Commitment" shall mean the sum of the Incremental B Term Commitments of each of the Lenders.

                  "Total Incremental C Term Commitment" shall mean the sum of the Incremental C Term Commitments of each of the Lenders.

                  "Total Initial B Term Commitment" shall mean the sum of the Initial B Term Commitments of each of the Lenders. "Total Initial C Term Commitment" shall mean the sum of the Initial C Term Commitments of each of the Lenders.

                  26. Section 11.04(b) of the Credit Agreement is hereby amended by deleting the text ", with the consent of the Administrative Agent and the Borrower (which consents shall not be unreasonably withheld)" appearing the last sentence of said Section and inserting the text ", with prior written notice to the Administrative Agent," in lieu thereof.

                  27. The Credit Agreement is hereby further amended by adding new Exhibit L thereto in the form of Exhibit L attached hereto.

II.      AMENDMENTS TO PLEDGE AGREEMENT.

                  1. The Pledge Agreement is hereby amended by deleting the third recital appearing therein in its entirety.

                  2. Section 1 of the Pledge Agreement is hereby amended by (i) deleting the text "such Pledgor" in each instance where it appears in clause (i) of said Section and inserting the text "the Borrower" in lieu thereof, (ii) deleting the text "such Pledgor" in the first place such text appears in clause
(ii) of said Section and inserting the text "the Borrower" in lieu thereof and
(iii) deleting the text ", including all obligations, if any, of such Pledgor under its Guaranty (if any) in respect of Secured Interest Rates Agreements" appearing in clause (ii) of said Section.

                  3. The Pledge Agreement is hereby amended by the following new
Section 26 immediately following Section 25 thereof:

                  "26. At any time a payment is made by any Pledgor (other than the Borrower) (each, a "SUBSIDIARY PLEDGOR") in respect of the Obligations from the proceeds of any sale or other disposition of Collateral owned by such Subsidiary Pledgor (each, a "RELEVANT PAYMENT"), the right of contribution of each Subsidiary Pledgor hereunder against each other such Subsidiary Pledgor shall be determined as provided in the immediately following sentence, with the right of contribution of each Subsidiary Pledgor to be revised and restated as of each date on which a Relevant Payment is made. At any time that a Relevant Payment is made by a Subsidiary Pledgor that results in the aggregate payments made by such Subsidiary Pledgor hereunder in respect of the Obligations to and including the date of the Relevant Payment exceeding such Subsidiary Pledgor's Contribution Percentage (as defined below) of the aggregate payments made by all Subsidiary Pledgors hereunder in respect of the Obligations from the proceeds of any sale or other disposition of Collateral owned by the Subsidiary Pledgors to and including the date of the Relevant Payment (such excess, the "AGGREGATE EXCESS AMOUNT"), each such Subsidiary Pledgor shall have a right of contribution against each other Subsidiary Pledgor who has made (or whose Collateral has been used to make) payments hereunder in respect of the Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Subsidiary Pledgor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Subsidiary Pledgors hereunder in respect of the Obligations from the proceeds of any sale or other disposition of Collateral owned by the Subsidiary Pledgors (the aggregate amount of such deficit, the "AGGREGATE DEFICIT AMOUNT") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Subsidiary Pledgor and the denominator of which is the Aggregate Excess Amount of all Subsidiary Pledgors multiplied by (y) the Aggregate Deficit Amount of such other Subsidiary Pledgor. A Subsidiary Pledgor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of any subsequent computation; PROVIDED, that no Subsidiary Pledgor may take any action to enforce such right until the Obligations have been paid in full and the Total Commitment has been terminated, it being expressly recognized and agreed by all parties hereto that any Subsidiary Pledgor's right of contribution arising pursuant to this Agreement against any other Subsidiary Pledgor shall be expressly junior and subordinate to such other Subsidiary Pledgor's obligations and liabilities in respect of the Obligations and any other obligations owing under this Agreement. As used in this Section 26: (i) each Subsidiary Pledgor's "CONTRIBUTION PERCENTAGE" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Subsidiary Pledgor by (y) the aggregate Adjusted Net Worth of all Subsidiary Pledgors; (ii) the "ADJUSTED NET WORTH" of each Subsidiary Pledgor shall mean the greater of (x) the Net Worth (as defined below) of such Subsidiary Pledgor and (y) zero; and (iii) the "NET WORTH" of each Subsidiary Pledgor shall mean the amount by which the fair salable value of such Subsidiary Pledgor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any obligations arising under this Agreement) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 26, each Subsidiary Pledgor who makes (or whose Collateral has been used to make) any payment in respect of the Obligations shall have no right of contribution or subrogation against any other Subsidiary Pledgor in respect of such payment. Each of the Subsidiary Pledgors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Subsidiary Pledgor has the right to waive its contribution right against any Subsidiary Pledgor to the extent that after giving effect to such waiver such Subsidiary Pledgor would remain solvent, in the determination of the Required Lenders.".

III.     MISCELLANEOUS PROVISIONS.

                  1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

                  (a) no Default or Event of Default exists as of the Sixth Amendment Effective Date, both before and after giving effect to this Amendment; and

                  (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Sixth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when each of the following conditions shall have been satisfied:

                  (i) the Administrative Agent shall have received from each Credit Party certified copies of resolutions of the Board of Directors of such Credit Party with respect to the matters set forth in this Amendment and such resolutions shall be satisfactory to the Administrative Agent;

                  (ii) the Administrative Agent shall have received from Paul, Hastings, Janofsky & Walker LLP, special New York counsel to the Credit Parties, an opinion addressed to the Agents, the Collateral Agent and each of the Lenders and dated the Sixth Amendment Effective Date in form and substance satisfactory to the Administrative Agent, and covering such matters incident to this Amendment as the Administrative Agent may reasonably request (including an opinion as to no conflict with all Permitted Subordinated Debt and the documentation governing the same);

                  (iii) the Borrower shall have paid to each Lender which has executed and delivered a counterpart of this Amendment on or prior to 5:00 P.M. (New York time) on Thursday, March 29, 2001, an amendment fee equal to the sum of (I) 0.50% of the sum of (x) the Revolving Commitment of such Lender as in effect on such date PLUS (y) the Acquisition Commitment of such Lender as in effect on such date PLUS
         (II) 0.25% of the aggregate principal amount of the Term Loans made by such Lender and outstanding on such date (immediately prior to the occurrence of the Sixth Amendment Effective Date);

                  (iv) the Borrower shall have paid to the Administrative Agent such fees as may have been agreed to in writing among such parties;

                  (v) the Borrower, each Subsidiary Guarantor, the Required AF/RF Lenders, the Required AF Lenders, the Required RF Lenders, the Required TF Lenders, the Required B TF Lenders and the Required C TF Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

                  6. By executing and delivering a copy hereof, each Credit Party hereby (x) agrees that all Loans (including, without limitation, upon the incurrence thereof, the Incremental B Term Loans and Incremental C Term Loans) shall be fully guaranteed pursuant to the Subsidiary Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Pledge Agreement and (y) reaffirms all of its obligations and liabilities under the various Credit Documents to which it is a party.

                  7. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement and the Pledge Agreement shall be deemed to be references to the Credit Agreement or the Pledge Agreement, as the case may be, as modified hereby.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                  FAIRPOINT COMMUNICATIONS, INC.
                                    (f/k/a MJD Communications, Inc.)


                                  By: /s/ Timothy W. Henry
                                     -------------------------------------------
                                     Name: Timothy W. Henry
                                     Title: Vice President of Finance


                                  BANKERS TRUST COMPANY, Individually
                                    and as Administrative Agent


                                  By: /s/ Anca Trifan
                                     -------------------------------------------
                                     Name: Anca Trifan
                                     Title: Director


                                  BANK OF AMERICA, N.A., Individually and
                                    as Syndication Agent


                                  By: /s/ Pamela S. Kurtzman
                                     -------------------------------------------
                                     Name: Pamela S. Kurtzman
                                     Title: Principal


                                  FIRST UNION NATIONAL BANK,
                                    Individually and as Documentation Agent


                                  By: /s/ Franklin M. Wessmock
                                     -------------------------------------------
                                     Name: Franklin M. Wessmock
                                     Title: Sr. Vice President

                                  COBANK, ACB


                                  By: /s/ Rick Freeman
                                     -------------------------------------------
                                     Name: Rick Freeman
                                     Title: Vice President


                                  MORGAN STANLEY DEAN WITTER
                                    PRIME INCOME TRUST


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  HELLER FINANCIAL, INC.


                                  By: /s/ David R. Compbell
                                     -------------------------------------------
                                     Name: David R. Compbell
                                     Title: Vice President


                                  THE TRAVELERS INSURANCE COMPANY


                                  By: /s/ Allen R. Cantrell
                                     -------------------------------------------
                                     Name: Allen R. Cantrell
                                     Title: Investment Officer


                                  UNION BANK OF CALIFORNIA, N.A.


                                  By: /s/ James C. Opdyke
                                     -------------------------------------------
                                     Name: James C. Opdyke
                                     Title: Assistant Vice President

                                  CENTURA BANK


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  FLEET NATIONAL BANK


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  DELANO COMPANY
                                    By: Pacific Investment Management
                                    Company as its Investment Advisor


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                  FORTIS CAPITAL CORP. (f/k/a
                                    MEESPIERSON CAPITAL CORP.)


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  SENIOR DEBT PORTFOLIO
                                    By: BOSTON MANAGEMENT AND
                                    RESEARCH, as Investment Manger


                                  By: /s/ Payson F. Swaffield
                                     -------------------------------------------
                                     Name: Payson F. Swaffield
                                     Title: Vice President


                                  OXFORD STRATEGIC INCOME FUND
                                    By: Eaton Vance Management as
                                    Investment Advisor


                                  By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                                  By: /s/ Karl Kieffer
                                     -------------------------------------------
                                     Name: Karl Kieffer
                                     Title: Duly Authorized Signatory

                                  FIRSTAR BANK, N.A. (f/k/a MERCANTILE
                                    BANK NATIONAL ASSOCIATION)


                                  By: /s/ Gail F. Scannell
                                     -------------------------------------------
                                     Name: Gail F. Scannell
                                     Title: Vice President


                                  NATIONAL CITY BANK


                                  By: /s/ Elizabeth A. Brosky
                                     -------------------------------------------
                                     Name: Elizabeth A. Brosky
                                     Title: Assistant Vice President


                                  EATON VANCE SENIOR INCOME TRUST
                                    By: Eaton Vance Management as
                                    Investment Advisor


                                  By: /s/ Payson F. Swaffield
                                     -------------------------------------------
                                     Name: Payson F. Swaffield
                                     Title: Vice President


                  Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Sixth Amendment, hereby consents to the entering into of the Sixth Amendment and agrees to the provisions thereof (including, without limitation, Sections 6 and 7 of Part II thereof).

                                  MJD HOLDINGS CORP.,
                                    as a Subsidiary Guarantor and a Pledgor


                                  By: /s/ Timothy W. Henry
                                     -------------------------------------------
                                     Name: Timothy W. Henry
                                     Title: Vice President of Finance

                                  MJD VENTURES, INC.,
                                    as a Subsidiary Guarantor and a Pledgor


                                  By: /s/ Timothy W. Henry
                                     -------------------------------------------
                                     Name: Timothy W. Henry
                                     Title: Vice President of Finance


                                  MJD SERVICES CORP.
                                    as a Subsidiary Guarantor and a Pledgor


                                  By: /s/ Timothy W. Henry
                                     -------------------------------------------
                                     Name: Timothy W. Henry
                                     Title: Vice President of Finance


                                  ST ENTERPRISES LTD.
                                    as a Subsidiary Guarantor and a Pledgor


                                  By: /s/ Timothy W. Henry
                                     -------------------------------------------
                                     Name: Timothy W. Henry
                                     Title: Vice President of Finance

                                  IBM CREDIT CORP.


                                  By: /s/ Thomas S. Curcio
                                     -------------------------------------------
                                     Name: Thomas S. Curcio
                                     Title: Manager of Credit, Commercial &
                                              Special Financing

                                                                       EXHIBIT L

               FORM OF INCREMENTAL TERM LOAN COMMITMENT AGREEMENT


                            [Names(s) of Lenders(s)]


                                                                          [Date]


FairPoint Communications, Inc.
[Insert Address]


re  INCREMENTAL TERM LOAN COMMITMENT
    --------------------------------

Ladies and Gentlemen:

                  Reference is hereby made to the Credit Agreement, dated as of March 30, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among FairPoint Communications, Inc. (f/k/a MJD Communications, Inc.) (the "Borrower" or "you"), the lenders from time to time party thereto (the "Lenders") and Bankers Trust Company, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

                  Each Lender (each, an "Incremental Term Lender") party to this letter agreement (this "Agreement") hereby severally agrees that, subject to the terms and conditions set forth herein, in Annex I hereto and in the Credit Agreement, it shall provide the Incremental B Term Commitment and/or the Incremental C Term Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Term Lender, its "Incremental Term Commitment"). Each Incremental Term Commitment provided pursuant to this Agreement shall be subject to the terms and conditions set forth in the Credit Agreement, including Section 1.14 thereof.

                  Each Incremental Term Lender and the Borrower acknowledge and agree that the Incremental Term Commitments provided pursuant to this Agreement shall constitute either Incremental B Term Commitments or Incremental C Term Commitments (as specified in Annex I attached hereto) under, and as defined in, the Credit Agreement. Each Incremental Term Lender and the Borrower further agree that (i) the maturity date, interest rate provisions (other than the interest rate margins which may be as specified on Annex I hereto) and scheduled amortizations applicable to each Incremental Term Loan to be made available pursuant to its relevant Incremental Term Commitment provided pursuant to this Agreement are set forth in the relevant provisions of the Credit Agreement, (ii) the up-front fees payable in respect of the Incremental Term Commitment(s) provided by it pursuant to this Agreement shall be as set forth in Annex I to this Agreement and (iii) the "Applicable Base Rate Margin", the "Applicable Eurodollar Margin" and the "Voluntary Prepayment Premium Percentage" applicable to the

                                                                         Annex L
                                                                          Page 2


respective Incremental Term Loans to be made available pursuant to its Incremental Term Commitments provided pursuant to this Agreement shall be as set forth in Annex I to this Agreement (subject, however, to the limitations and requirements of Section 1.14 of the Credit Agreement)(1).

                  Each Incremental Term Lender party to this Agreement (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and, to the extent applicable, to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and (v) in the case of each lending institution organized under the laws of a jurisdiction outside the United States, attaches the applicable forms described in Section 3.04(b) certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Credit Documents. Upon the execution of a counterpart of this Agreement by such Incremental Term Lenders, the Administrative Agent and the Borrower, the delivery to the Administrative Agent of a fully executed copy (including by way of counterparts and by facsimile) hereof and the payment of any fees (including, without limitation, the upfront fees payable pursuant to the immediately preceding paragraph and the administrative fee payable to the Administrative Agent pursuant to Section 1.14(b)(ii) of the Credit Agreement) required in connection herewith, each Incremental Term Lender party hereto

----------
(1) The "Applicable Base Rate Margin" and the "Applicable Eurodollar Margin" selected for Incremental B Term Loans and Incremental C Term Loans may not be less than the "Applicable Base Rate Margin" and the "Applicable Eurodollar Margin" applicable to B Term Loans or C Term Loans-Floating Rate, as the case may be, as in effect under the Credit Agreement prior to the execution and delivery of this Agreement. In addition, the "Voluntary Prepayment Premium Percentage" selected for Incremental B Term Loans and Incremental C Term Loans may not be less than the "Specified Prepayment Premium Percentage" as in effect under the Credit Agreement prior to the execution and delivery of this Agreement.

                                                                         Annex L
                                                                          Page 3


(i) shall be obligated to make the Incremental Term Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement, and, to the extent applicable, shall become a Lender pursuant to the Credit Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other Credit Documents.

                  The Borrower acknowledges and agrees that all Obligations with respect to the Incremental Term Loans to be made available to the Borrower shall be fully secured pursuant to the Pledge Agreement in accordance with the terms and provisions thereof. Each Subsidiary Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Term Loans shall be fully guaranteed pursuant to the Subsidiary Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Pledge Agreement in accordance with the terms and provision thereof.

                  This Agreement shall become effective as of the date (the "Agreement Effective Date") when (i) the Borrower, each Subsidiary Guarantor, each Incremental Term Lender and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office, (ii) each condition set forth in
Section 1.14 of the Credit Agreement shall have been satisfied and (iii) the Borrower shall have paid to each Incremental Term Lender the upfront fee set forth on Annex I.

                  From and after the Agreement Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as supplemented hereby.

                  You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on __________ __, _____. If you do not so accept this Agreement by such time, our Incremental Term Commitments set forth in this Agreement shall be deemed canceled.

                  After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by fax) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 11.12 of the Credit Agreement.

                                                                         Annex L
                                                                          Page 4


                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                          Very truly yours,

                                          [NAMES OF INCREMENTAL TERM LENDERS]


                                          By
                                            --------------------------------
                                            Name:
                                            Title:

Agreed and Accepted
this ___ day of __________, ____:

FAIRPOINT COMMUNICATIONS, INC.
(f/k/a MJD Communications, Inc.)


By:
   --------------------------------
   Name:
   Title:


[NAMES OF SUBSIDIARY GUARANTORS]


By:
   --------------------------------
   Name:
   Title:


Agreed and Accepted by:

BANKERS TRUST COMPANY,
  as Administrative Agent


By:
   --------------------------------
   Name:
   Title:

                                                                         ANNEX I
                                                                              to
                                                                       EXHIBIT L


                            TERMS AND CONDITIONS FOR
                   INCREMENETAL TERM LOAN COMMITMENT AGREEMENT


1.       Agreement Effective Date:

         __________, ____ (the "Agreement Effective Date")

2.       Commitment Amounts (as of the Agreement Effective Date):

INCREMENTAL TERM LENDER      INCREMENTAL B TERM COMMITMENT       INCREMENTAL C TERM COMMITMENT

----------------             ------------------                  ------------------

Total                        $                                   $
                              -----------------                   -----------------

3.       UP-FRONT FEE(2):

4.       "APPLICABLE BASE RATE MARGIN":                                        .
                                       ----------------------------------------

5.       "APPLICABLE EURODOLLAR MARGIN":                                       .
                                        ---------------------------------------

6.       "VOLUNTARY PREPAYMENT PREMIUM PERCENTAGE":                            .
                                                   ----------------------------

7. ADDITIONAL CONDITIONS PRECEDENT FOR PURPOSES OF SECTION 1.14 OF THE CREDIT AGREEMENT.(3)

----------

(2) Insert up-front fees as may be agreed to by the Borrower, the Administrative Agent and Incremental Term Lenders.

(3) Insert any conditions precedent, for purposes of Sections 1.14 of the Credit Agreement, to the making of any Incremental Term Loans that are required by the Incremental Term Lenders or the Administrative Agent in connection with the provision of Incremental Term Commitments pursuant to this Agreement. Any officer's certificate required by Section 1.14 shall be attached hereto.

                                                                         Annex I
                                                                          Page 2


8.       NOTICE AND INFORMATION:

                  BANKERS TRUST COMPANY
                  One Bankers Trust Plaza
                  130 Liberty Street
                  New York, NY 10006
                  Attn:
                  Telephone:
                  Telecopier:


                  [NAMES OF INCREMENTAL TERM LENDERS]4
                  Address:
                  Attention:
                  Telephone:
                  Telecopier:


----------

(4) Provide notice information for each Incremental Term Lender to be party to this Agreement.